Exhibit 32.1

Certification of Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Adam Laufer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Jobsinsite, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended September 30 2009, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of the Company.

Dated: November 5, 2009	/s/ Adam Laufer
	Name:	Adam Laufer
	Title:	Principal Executive and Principal Financial Officer